                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steve A. Odom or Juliet M. Reising, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 of Verso Technologies, Inc. (the "Company"), relating to the Telemate Stock Incentive Plan and Telemate.Net Software, Inc. 1999 Stock Incentive Plan, filed with the Commission, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 26th day of November, 2001.

                                                      /s/  Steven A. Odom
------------------------------------                  -----------------------------------
Murali Anantharaman                                   Steven A. Odom



/s/  Max E. Bobbitt
------------------------------------                  -----------------------------------
Max E. Bobbitt                                        Stephen E. Raville



/s/  Gary H. Heck                                     /s/ Juliet M. Reising
---------------------------                           -----------------------------------
Gary H. Heck                                          Juliet M. Reising



                                                      /s/ Joseph R. Wright, Jr.
------------------------------------                  -----------------------------------
James H. Logsdon                                      Joseph R. Wright, Jr.



/s/  Richard L. Mauro
------------------------------------
Richard L. Mauro



/s/  Amy L. Newmark
------------------------------------
Amy L. Newmark